The Power Behind The Energy FBR Capital Markets 2008 Fall Investor Conference New York, NY December 3, 2008 Exhibit 99.1

The Power Behind The Energy Raymond James 1 st Annual Coal Investor Conference New York, NY December 4, 2008

FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES
Statements in this presentation which are not statements of historical fact are
“forward-looking statements” within the “safe harbor” provision of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section
“Risk Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
Also, this presentation contains certain financial measures, such as EBITDA.
As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.

IN TODAY’S MARKET… 4

Highly hedged: 94% committed and priced for 2009
KEY POINTS

Limited exposure to metallurgical coal: 2% of production
Limited 404 permit risk: CAPP surface mining 2% of production
Low cost: approximately 95% of production from low cost mines
Diversified operations benefit FCL across all market conditions
Strong liquidity position, expected to be solidly cash positive

Industry Overview
Global Demand Growth
U.S. Market Projections
Foundation Coal Investment Highlights
Attractive Asset Base
Well-positioned in Today’s Market Environment
Positive Outlook for Organic Growth
Performance Track Record
Summary
PRESENTATION OVERVIEW

WORLD ENERGY CONSUMPTION
EXPECTED TO INCREASE DRAMATICALLY

Economic & population growth expected to drive energy consumption up 50% by 2030
Coal demand is expected to increase 65% from 2005 to 2030
Demand is expected to grow 120% in China and 79% in India from 2005 to 2030
Together, China and India accounted for 44% of 2005 demand, rising to 57% by 2030
(contributing 78% of all growth)
World Primary Energy Consumption
0
100
200
300
400
500
600
700
800
2005 2010 2015 2020 2025 2030
Petroleum     Natural Gas     Coal     Nuclear     Other
Source: Energy Information Administration, IEO 2008 Forecast

6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Petroleum
Renewables
Natural Gas
Nuclear
Coal

6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Petroleum
Renewables
Natural Gas
Nuclear

U.S. ELECTRICITY GENERATION

Source: DOE and Energy Information Administration, Annual Energy Outlook 2008, Reference Case
Billions of KwH by Fuel Source
Today
2030
Billions of KwH by Fuel Source
2030
The U.S.
without
coal
?
The industry and FCL support technology-based solutions to address climate change, including Carbon
Capture and Storage (CCS)
Support exists among coal mining states and states that depend on low cost electricity from coal
Economic growth and energy security depend on the U.S. fully utilizing its most affordable and plentiful source of energy: coal

U.S. COAL-FIRED GENERATION GROWTH

Source: United States Department of Energy, National Energy Technology Laboratory, “Tracking New Coal-Fired Power Plants”, June 2008
Despite the cancellation or postponement of some projects, the U.S. is experiencing the largest expansion of coal-fired generation in 25 years
52 projects, representing over 26GWs of new generation and 80 – 90 million tons of new annual coal demand, are moving forward
Over half of this new coal-fired generation will rely on Powder River Basin coal
June 2008 Report Implied Annual
Number of Plants Capacity (MW) Consumption (Tons)
Under Construction
29 16,534
Near Construction
5 1,962
Permitted
18 8,415
SUBTOTAL 52 26,911 80 - 90 million
Announced (uncertain potential and timing)
58 37,438
TOTAL 110 64,349 200 - 220 million

Rusia
China
India
CANADA
OCEANO
PACÍFICO
AUSTRALIA

DEMAND-SIDE GAME CHANGERS
US military interested in coal-
to-liquids
Oak Ridge National
Laboratory study indicates
that by 2020 plug-in hybrid
electric vehicles will have
25% market share, eventually
requiring up to 160 large
power plants to meet demand
Brazil, Russia, India and
China will require massive
amounts of energy to satisfy
their growing economies and
large populations

FOUNDATION COAL OVERVIEW 11

SOLID MIX OF NAPP, CAPP & PRB
– UNIQUE BALANCE OF OPERATIONS

Headquarters
Baltimore, MD
Illinois Basin
Reserves ~ 65 MM tons
Powder River Basin (PRB)
Production Capacity (tons MM) 55.0
LTM Shipments (tons MM) 50.0
LTM Avg. Realization ($/Ton) $9.75
Reserves (tons MM) 844
Btu Low
Sulfur Content Compliance
Northern Appalachia (NAPP)
Production Capacity (tons MM) 14.0
LTM Shipments (tons MM) 13.5
LTM Avg. Realization ($/Ton) $43.83
Reserves (tons MM) 742
Btu High
Sulfur Content Medium
Central Appalachia (CAPP)
Production Capacity (tons MM) 7.0
LTM Shipments (tons MM) 7.2
LTM Avg. Realization ($/Ton) $63.02
Reserves (tons MM) 191
Btu High
Sulfur Content Compliance & Low
Notes: Shipments, sales, average realization for the twelve months ended 9/30/08, reserve figures as of 2/25/08.
(1) Shipments, sales, and average realization include tons that were purchased and resold.
Production Capacity (tons MM) 76.0
LTM Shipments  (tons MM) 71.1
LTM Avg. Realization  ($/Ton) $22.05
Reserves (tons MM) 1,840
1
1

95%
90%
85%
80%
75%
70%
94%
90%
89%
89%
88%
84%
75%
74%
FCL
Company A
Company B
Company C
Company D
Company E
Company F
Company G

HIGHLY HEDGED POSITION

A highly hedged position entering a market of falling coal prices should reduce risk and provide greater visibility relative to the peer group
2009 Committed and Price Comparison as of 3Q08
Note: FCL and Dahlman Rose data
Foundation 2009 Avg.
Realizations Per Ton
East West
4Q07 $44.62 $10.18
1Q08 $52.65 $10.28
2Q08 $57.77 $10.34
3Q08 $65.41 $10.43

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2%
4%
5%
8%
10%
21%
24%
39%
FCL
Company A
Company B
Company C
Company D
Company E
Company F
Company G

LIMITED EXPOSURE TO MET COAL

Limited exposure to met coal in a market of decreasing steel demand should reduce risk and provide greater visibility relative to the group
Projected 2009 Metallurgical Coal as % of Output
Note: FCL and Dahlman Rose data
Over 60% of FCL’s approx.
1.5MTPY of met coal is
committed and priced for
2009, of which nearly 90%
is high quality Kingston coal

400
350
300
250
200
150
100
50
0
Dec-07
Jan-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
FCL
Company A
Company B
Company C
Company D

2008 PERFORMANCE INFLUENCED BY MET

The most dramatic price appreciation in the peer group during 1H08 was driven by met-heavy producers
Facing sharp declines in met prices, companies with limited met exposure should be better positioned entering 2009
Met Coal
~ $100/ton
Met Coal
Peaks at
$300+/ton
Met Coal
Today
?
Met Coal
~ $250/ton

60%
50%
40%
30%
20%
10%
0%
2%
0%
4%
4%
36%
44%
47%
55%
FCL
Company A
Company B
Company C
Company D
Company E
Company F
Company G

LIMITED EXPOSURE TO 404 PERMITTING

Limited CAPP surface mining should reduce risk and provide greater visibility relative to the peer group
Eastern Surface Mine Production as % of Total Production
Note: FCL and Dahlman Rose data

ORGANIC GROWTH OPPORTUNITIES

Powder River Basin
Powder River Basin
Wyoming Operations Expansion (MM tons/yr) Capacity
Phase III (2011-2012) 10 65 MTPY
Eagle Butte LBA    255 Million Tons 2008 Sale (Successful)
Belle Ayr     LBA    200 Million Tons 2010 Sale
Central Appalachia
Central Appalachia
Mine Resource Description Production
Harts Creek (2013) ~ 64 MM Ton Reserve 2 MTPY
Northern Appalachia
Northern Appalachia
Mine Resource Description Production
Foundation (2015-L/W) ~ 420 MM Ton Reserve 7 – 14 MTPY
Freeport (2013) ~ 68 MM Ton Reserve 2 – 3 MTPY (Steam/Met)
Coal Gas Recovery
Coal Gas Recovery
Location Resource Description Production
Northern Appalachia ~ 300 Bcf Resource ~ 3,000 Mcf/Day (current)
(potential 10,000-20,000 Mcf/Day)

Revenues
+ 70%
1,750
1,500
1,250
1,000
750
500
250
0
$994.7
$1,316.9
$1,470.3
$1,489.7
$1,675 - $1,715
2004
2005
2006
2007
2008

Adjusted EBITDA
+ 277%
700
600
500
400
300
200
100
0
$152.6
$309.6
$311.7
$307.5
$300 - $320
$525 - $625
2004
2005
2006
2007
2008E
2009E

+ 13%
80
70
60
50
40
30
20
10
0
63.5
68.8
73.9
73.6
71.0- 72.0
2004
2005
2006
2007
2008

STRONG GROWTH STORY AND FINANCIAL
POSITION

Notes: In millions, except % increases and debt to adjusted EBITDA ratios
2004 data on a non-GAAP combined basis
2005-07 data reflect results for successor company
2008 data per 10/22/08 guidance
Percentage increases based on mid-point of guidance
Coal Shipments (tons)
Debt/’08E Adjusted EBITDA = 2x
Consistent cash generation 2004–2008
Positive cash generation expected in 2009
Strong liquidity position with $331 million
available on revolving credit facility
Share repurchases to date total $86.5
million, leaving open authorization of
$113.5 million

2 longwalls at the Emerald Mine performing well QTD
QTD NAPP production of 2.7MTs compares to 2.7MTs produced
during all of Q3, demonstrating surge capability at Emerald
Strong NAPP performance expected to continue through the
quarter
PRB shipments lagging expectations
FCL on track to meet 4Q08 projections
4    QUARTER PROGRESS

TH

Excellent Industry Position
Among the largest producers
–
fourth by volume
Nationally diversified
–
only producer with a major presence in NAPP & PRB
SUMMARY OF INVESTMENT HIGHLIGHTS

* Calculated using FirstCall consensus 2009 EBITDA estimates and enterprise values based on November 21, 2008 closing prices.
Attractive Valuation*
2009 EV/EBITDA of 2.0x for FCL versus 2.5x for other companies producing 50+MTPY
Delivering On Growth Strategy
Organic production growth of approximately 20% to ~ 90MTPY near-term
Selectively pursuing growth through acquisition
Strong Financial Performance Anticipated in 2009
Record Adjusted EBITDA expected in 2009
Excellent liquidity position and consistent free cash flow generation
Low 2.0x debt-to-2008E Adjusted EBITDA ratio provides significant financial flexibility
Among The Best Positioned Coal Producers in Today’s Economy
Highly hedged – 94% committed and priced for 2009
Limited exposure to met coal – 1.5MTPY of which 60+% is committed and priced for 2009
Limited exposure to 404 permit issues in CAPP – only 1.5MTPY of CAPP surface mining
Large scale, long lived, low cost operations – approximately 95% of production comes from large, low cost mines

The Power Behind The Energy